-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

   The original Form 8-K has been amended by this 8-K/A to include previously omitted exhibits to Item 7.

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act, of 1934


Date of Report (Date of earliest event reported) October 25, 2001

               RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of October 1, 2001, providing for, inter alia, the issuance of Mortgage Asset Backed Pass-Through Certificates, Series 2001-RS3)


Residential Asset Mortgage Products. Inc.
-----------------------------------------
(Exact name of registrant as specified in its charter)

DELAWARE                              333-60164               41-1955181
--------                              ---------               ----------
(State or Other Jurisdiction of   (Commission File         (I.R.S. Employer
Incorporation)                         Number)           Identification No.)

8400 Normandale Lake Blvd.                             55437
                                                       -----
Suite 250                                            (Zip Code)
Minneapolis, Minnesota
(Address of Principal Executive Offices)


Registrant's telephone number, including area code, is (952) 832-7000


------------------------------------------------------------------------------

Item 7.      Financial Statements Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

     1. Pooling and Servicing Agreement, dated as of October 1, 2001 among Residential Asset Mortgage Products, Inc., as seller, Residential Funding Corporation, as master servicer and Bank One, National Association, as trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.


                                            By:/s/Julie Steinhagen
                                            Name:  Julie Steinhagen
                                            Title: Vice President

Dated: November 15, 2001